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                                                                   EXHIBIT 10.12

                           CAREY INTERNATIONAL, INC.

                DIRECTORS' DEFERMENT OF COMPENSATION AGREEMENT
                ----------------------------------------------

     AGREEMENT dated November __, 1997, between Carey International, Inc., a Delaware corporation (hereinafter the "Company") and ________________________, (the "Director").

     WHEREAS, the Director is or is about to become a member of the Board of Directors of the Company, and

     WHEREAS, the Company has agreed to pay fees to the Director for his services as a director of the Company; and

     WHEREAS, the Director desires to defer the receipt of his fees as set forth in this Agreement;

     NOW, THEREFORE, the Company and the Director agree as follows:

     1. Election of Deferment. The Director may file with the Company at any
        ---------------------
time an election to defer all or a portion of his annual director's fee payable with respect to any fiscal year of the Company. Such election shall be substantially in the form of Exhibit 1 of this Agreement. Such election shall be effective with respect to all fees that have not been paid during the year of such election and for all fees for all subsequent years until terminated in accordance with Section 2.1 hereof or revoked. The Director may revoke an election by filing with the Company a revocation substantially in the form of
Exhibit 2.


     2. Director's Deferment Account. The Company shall maintain a Deferment
        ----------------------------
Account to which the fees the Director has elected to defer will be credited as of the last day of each quarter of the Company's fiscal year.

        2.1 Maturity of the Deferment Account. The Director's Deferment Account
            ---------------------------------
shall mature on the first to occur of the following events:

          (a) The last day of the Company's fiscal year in which the Director dies;

          (b) The last day of the Company's fiscal year in which the Director, for any reason other than death, ceases to be a member of the Company's Board of Directors; or
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          (c)  The effective date of (i) the dissolution, liquidation or winding up of the affairs of the Company, or (ii) the sale, conveyance or transfer of all or substantially all of the assets of the Company.


     3. Phantom Shares. The amount of fees credited to the Director's Deferment
        --------------
Account shall be converted into Phantom Shares of the Company's Common Stock. A Phantom Share is the equivalent of one share of such Common Stock.

          3.1. Number of Phantom Shares. The number of Phantom Shares credited
               ------------------------
to the Director's Deferment Account shall be determined by dividing the amount of fees credited to such Account during a fiscal quarter by the market value of one share of Common Stock, which shall be the average closing price during the last twenty (20) trading days of such fiscal quarter. No fractional shares shall be credited, and any amount of fees that cannot be so credited as Phantom Shares shall be retained as credits for later conversion into Phantom Shares.


          3.2. Dividend Credits. The Director's Deferment Account shall be
               ----------------
credited with an amount equal to the dividend that would have been paid on the same number of shares of the Company's Common Stock as the number of Phantom Shares in the Deferment Account as of the dividend payment date. The amount of such dividend credits shall be converted as of the last day of each quarter of the Company's fiscal year into Phantom Shares in the same manner as the Director's fees are converted.


          3.3 Dilution Adjustments. In the event of a stock split or stock
              --------------------
dividend, the number of Phantom Shares held in the Deferment Account shall be adjusted in the same manner as the outstanding shares of the Company's Common Stock are adjusted. In the event of the Company's merger or conversion of its Common Stock into other securities, the Director's Deferment Account shall be adjusted to reflect Phantom Shares in such other securities equivalent to those that would have been received by a shareholder holding the number of shares of the Company's Common Stock equal to the number of Phantom Shares in the Director's Deferment Account at the effective date of such merger or conversion into other securities.


          3.4 Payment Upon Maturity. The Director may elect to receive payment
              ---------------------
upon the maturity of the Deferment Account in shares of the Company's Common Stock equal to the number of Phantom Shares in the Deferment Account, in cash equal to the market value of such Phantom Shares or in a combination of both. Such election shall be made substantially in the form of Exhibit 3, no later than fifteen days after the maturity date. In the absence of such an election, the form of payment shall be made in the discretion of the Company. The market value of the Phantom

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Shares shall be the average closing price of the Common Stock during the last twenty (20) trading days of the quarter of the Company's fiscal year ended immediately before the maturity date. If the Deferment Account matures by reason of the Director's death, the election of the form of payment shall be made by the Director's beneficiary designated substantially in the form of Exhibit 4, or in the absence of such designation by the personal representative of the Director's estate and payment shall be made to such beneficiary or personal representative.

    4. Nature of Claim for Payments.  Nothing contained in this Agreement and no
       ----------------------------
action taken pursuant to the provisions hereof shall be construed to create a trust of any kind or a fiduciary relationship between the Company and the Director. The Company shall not be required to set aside or segregate any assets of any kind to meet any of its obligations hereunder. All obligations of the Company hereunder shall be reflected by book entries only, and the Director shall have no rights on account of this Agreement in or to any specific assets of the Company. Any rights that the Director may have on account of this Agreement shall be those of a general, unsecured creditor of the Company. Phantom Shares credited to the Director's Deferment Account shall be hypothetical and not actual shares and such Phantom Shares shall not be considered outstanding shares and the Director shall have no rights as a shareholder with respect to such Phantom Shares.

    5. Taxes.  The Company shall have the right to deduct from all amounts paid
       -----
in cash any taxes required by law to be withheld with respect to such cash amounts and, in the case of amounts paid in the form of the Company's shares of Common Stock, the Director or other person receiving such shares shall pay to the Company the amount of any taxes which the Company is required to withhold with respect to such shares before such shares are distributed.

    6. Rights Non-Assignable.  Neither the Director nor any beneficiary shall
       ----------------------
have any right to assign or otherwise alienate the right to receive payments hereunder, in whole or in part, which payments are expressly agreed to be non-assignable and non-transferable, whether voluntarily or involuntarily.

    7. Reports to Participating Directors. Within 30 days following the close
       ----------------------------------
of each fiscal year, the Company shall furnish to such Director a statement of account reflecting all transactions in such Director's Deferment Account during the preceding fiscal year, including the balance of such Deferment Account as of the close of the year.

    8. Successors.  This Agreement shall be binding upon and shall inure to the
       ----------
benefit of the Company, its successors and assigns, the Director and his personal representatives.

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    9. Governing Law.  This Agreement shall be construed in accordance with and
       -------------
governed by the laws of the State of Delaware.

    Signed and sealed on the date first above written.



                                          ----------------------------------
                                          Director


                                          ----------------------------------
                                          Street and Number


                                          ----------------------------------
                                          City and Town



CAREY INTERNATIONAL, INC.


By:
    -----------------------------------------


Title:  Chairman and Chief Executive Officer
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                                                                       Exhibit 1

                             ELECTION OF DEFERMENT


                                                      Date
                                                           ---------------------


Carey International, Inc.
4530 Wisconsin Ave., N.W., 5th Floor
Washington, DC  20016

Gentlemen:

    In accordance with the provisions of the Deferment Of Compensation Agreement
dated                      between the Company and the undersigned, I hereby
      --------------------
elect to defer    % of the annual Director's fee payable to me during the fiscal
               ---
year ending                           . I understand that this election is
            --------------------------
irrevocable as to that fiscal year and as to each succeeding fiscal year until revoked in writing filed not later than the last day of the fiscal year preceding that with respect to which said revocation is to be effective.

                                        Yours truly,


                                        ---------------------------------------


    Receipt of this election is hereby acknowledged this        day of
                                                         ------
                      , 19  .
----------------------    --

                                     CAREY INTERNATIONAL, INC.


                                     By
                                        ------------------------------------

                                     Chairman and Chief Executive Officer
                                     ---------------------------------------
                                     Title








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